Exhibit 99.1

Columbia Pipeline Partners LP Announces Record Date and

Meeting Date for Special Meeting of Unitholders

and Mailing of Proxy Statement

HOUSTON, Texas – January 3, 2017 – News Release – Columbia Pipeline Partners LP (NYSE:CPPL) (“CPPL” or the “Partnership”) today announced that it has established a record date of January 4, 2017 and a meeting date of February 7, 2017, for a special meeting of its common unitholders to be held at 9 a.m., local time, at 1001 Fannin St, Suite 2500, Houston, Texas 77002.

At the special meeting, CPPL common unitholders will vote on a proposal to approve the Agreement and Plan of Merger dated as of November 1, 2016 (the “Merger Agreement”), by and among CPPL, Columbia Pipeline Group, Inc. (“CPG”) and their respective affiliates, pursuant to which a wholly owned subsidiary of CPG will merge with and into CPPL such that CPPL will become a wholly owned subsidiary of CPG. Pursuant to the terms of the Merger Agreement, approval of the Merger Agreement requires the affirmative vote of (i) a majority of the outstanding CPPL common units voting as a class, (ii) a majority of the outstanding CPPL common units not held by CPP GP LLC, the general partner of CPPL, its controlling affiliates and their respective affiliates, and (iii) a majority of the CPPL subordinated units voting as a class. Columbia Energy Group, a wholly owned subsidiary of CPG and holder of all of the outstanding CPPL subordinated units, has executed and delivered to CPPL a written consent approving the Merger Agreement, which consent satisfies the voting requirement with respect to the holders of CPPL subordinated units.

CPPL also announced today that it has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) for the special meeting. CPPL common unitholders of record as of the close of business on January 4, 2017 will be entitled to receive notice of the special meeting and to vote at the special meeting. CPPL expects to commence mailing the definitive proxy statement and other related proxy materials on or about January 5, 2017 to CPPL common unitholders.

Subject to satisfaction of the remaining closing conditions, including receipt of the requisite unitholder approval, the parties currently expect to close the transaction during the first quarter of 2017.

Upon closing of the transaction, CPPL will be an indirect wholly owned subsidiary of TransCanada and will cease to be a publicly held partnership.

About Columbia Pipeline Partners LP

Columbia Pipeline Partners LP is a Delaware master limited partnership with interests in three regulated U.S. natural gas pipelines which serve markets extending from New York to the Gulf of Mexico, as well as storage and related midstream assets. The Partnership’s general partner became an indirect, wholly-owned subsidiary of TransCanada Corporation (NYSE:TRP) on July 1, 2016, and as a result, the Partnership is effectively managed by TransCanada. For more information about Columbia Pipeline Partners LP, visit the Partnership’s website at www.columbiapipelinepartners.com. Additional information can be found at www.transcanada.com.

Forward-Looking Statements

This release includes statements that may constitute forward-looking statements regarding, among other things, our plans, strategies and prospects, both business and financial. Forward-looking statements are statements other than historical facts and that frequently use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will” and similar words. All such forward-looking statements speak only as of the date of this release. Although CPPL believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved, and such statements are subject to various risks and uncertainties. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements, and readers are cautioned not to place undue reliance on such statements. CPPL’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond CPPL’s control.

These factors include, but are not limited to, the occurrence of any event, change or other circumstance in connection with entry into the Merger Agreement with CPG to acquire all of our outstanding units; the recent merger between CPG and TransCanada; risks related to disruption of management’s attention from CPPL’s ongoing business operations due to the recent merger; risks associated with the loss and ongoing replacement of key personnel; risks relating to unanticipated costs of integration in connection with the merger, including operating costs, customer loss or business disruption being greater than expected; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors and transporters; the demand for natural gas storage and transportation services; our ability to successfully implement our business plan; our ability to complete internal growth projects on time and on budget; the price and availability of debt and equity financing; the availability and price of natural gas to the consumer compared with the price of alternative and competing fuels; competition from the same and alternative energy sources; energy efficiency and technology trends; operating hazards and other risks incidental to transporting, storing and gathering natural gas; natural disasters, weather-related delays, casualty losses, acts of war and terrorism and other matters beyond our control; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; and the effects of future litigation, including litigation relating to CPG’s merger with TransCanada. We caution that the foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in CPPL’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015, as amended, and CPPL’s Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 and CPPL’s other filings with the SEC, which are available at www.sec.gov. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. CPPL expressly disclaims any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this release except as required by applicable law.

Important Additional Information Regarding the Merger will be Filed with the SEC:

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Partnership will file with the SEC and furnish to the Partnership’s unitholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S UNITHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Partnership’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Partnership’s website at http://www.columbiapipelinepartners.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Partnership, CPG and TransCanada and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the Partnership’s unitholders in respect of the proposed merger. Information about the directors and executive officers of the Partnership can be found in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2015. Investors may obtain additional information regarding the interests of such participants in the merger, which may be different than those of the Partnership’s unitholders generally, by reading the proxy statement and other relevant documents regarding the merger when such documents are filed with the SEC.

FOR ADDITIONAL INFORMATION:
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